Exhibit 99.1

(NYSE Listed: PPO) Fourth Quarter 2009 Supplemental Financial Information

These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products into their own manufacturing process; the failure to continue to develop innovative products; the loss of our large volume customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit facilities; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the adverse impact on our financial condition from restructuring activities; the failure to effectively integrate newly acquired operations; the absence of expected returns from the significant amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; natural disasters, epidemics, terrorist acts and other events beyond our control; and economic uncertainty and the current crisis in global credit and financial markets.

Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement

Fourth Quarter Results (excluding one-time items)* (unaudited) (in millions, except per share data) Adjusted Adjusted 4Q '09 4Q '08 Net sales 152.0 $ 145.6 $ Cost of goods sold 94.1 92.5 Business interruption insurance recovery - - Gross profit 57.9 53.1 Gross profit margin 38.1% 36.5% Selling, general and administrative expenses 25.7 26.2 Operating income 32.2 26.9 Operating income margin 21.2% 18.5% Other (income) expense: Interest expense, net 14.1 14.1 Foreign currency and other (2.1) (1.2) 12.0 12.9 Income from continuing operations before income taxes 20.2 14.0 Income taxes 4.0 4.1 Income from continuing operations 16.2 9.9 Income from continuing operations per share - diluted 0.36 $ 0.22 $ Weighted average shares outstanding - diluted 45.4 44.5The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, C and E for reconciliation from GAAP results to adjusted results.

Fourth Quarter Year to Date Results (excluding one-time items)* (unaudited) (in millions, except per share data) Adjusted Adjusted 4Q YTD '09 4Q YTD '08 Net sales 516.9 $ 610.5 $ Cost of goods sold 321.1 389.8 Business interruption insurance recovery - (2.4) Gross profit 195.8 223.1 Gross profit margin 37.9% 36.5% Selling, general and administrative expenses 96.7 107.1 Operating income 99.1 116.0 Operating income margin 19.2% 19.0% Other (income) expense: Interest expense, net 57.1 60.7 Foreign currency and other (0.7) (2.4) 56.4 58.3 Income from continuing operations before income taxes 42.7 57.7 Income taxes 10.0 16.4 Income from continuing operations 32.7 41.3 Income from continuing operations per share - diluted 0.72 $ 0.96 $ Weighted average shares outstanding - diluted 45.2 43.1The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results.

POLYPORE

Segment Results

(unaudited, in millions)

	Fourth Quarter Results			Year to Date Results		
Sales	4Q '09	4Q '08	Change	4Q YTD '09	4Q YTD '08	Change
Energy storage						
Lead acid battery separators	$ 86.5	$ 83.6	3.5%	$ 281.5	$ 348.2	-19.2%
Lithium battery separators	24.9	25.2	-1.2%	86.1	102.0	-15.6%
Total	111.4	108.8	2.4%	367.6	450.2	-18.3%
Separations media						
Healthcare	27.4	23.9	14.6%	102.1	103.0	-0.9%
Filtration and specialty	13.2	12.9	2.3%	47.2	57.3	-17.6%
Total	40.6	36.8	10.3%	149.3	160.3	-6.9%
Total	**$ 152.0**	**$ 145.6**	**4.4%**	**$ 516.9**	**$ 610.5**	**-15.3%**
Gross Profit*						
Energy Storage - $	$ 42.8	$ 38.2	12.0%	$ 135.7	$ 164.7	-17.6%
% sales	38.4%	35.1%		36.9%	36.6%	
Separations Media - $	15.1	14.9	1.3%	60.1	58.4	2.9%
% sales	37.2%	40.5%		40.3%	36.4%	
Segment Gross Profit	**$ 57.9**	**$ 53.1**	**9.0%**	**$ 195.8**	**$ 223.1**	**-12.2%**
Segment Gross Profit %	38.1%	36.5%		37.9%	36.5%	
Segment Operating Income**						
Energy storage - $	$ 26.1	$ 20.1	29.9%	$ 70.2	$ 89.7	-21.7%
% sales	23.4%	18.5%		19.1%	19.9%	
Separations media - $	6.7	7.0	-4.3%	31.1	27.3	13.9%
% sales	16.5%	19.0%		20.8%	17.0%	
Corporate - $	(0.6)	(0.2)		(2.2)	(1.0)	
% sales	-0.4%	-0.1%		-0.4%	-0.2%	
Segment operating income	**$ 32.2**	**$ 26.9**	**19.7%**	**$ 99.1**	**$ 116.0**	**-14.6%**
Segment operating income %	21.2%	18.5%		19.2%	19.0%	

* These represent non-GAAP financial information. Refer to Exhibits A-E for reconciliation from GAAP results to adjusted results.

** See Exhibit F for a reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes

5

EXHIBITS

Exhibit A Fourth Quarter 2009 Results (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 152.0 $ - $ 152.0 $ Cost of goods sold 94.1 - 94.1 Business interruption insurance recovery - - - Gross profit 57.9 - 57.9 Selling, general and administrative expenses 25.9 0.2 a 25.7 Business restructuring 20.6 20.6 b - Goodwill impairment 131.5 131.5 c - Operating income (loss) (120.1) (152.3) 32.2 Other (income) expense: Interest expense, net 14.1 - 14.1 Foreign currency and other (2.1) - (2.1) 12.0 - 12.0 Income (loss) from continuing operations before income taxes (132.1) (152.3) 20.2 Income taxes (1.1) (5.1) f 4.0 Income (loss) from continuing operations (131.0) $ (147.2) $ 16.2 $ Income (loss) from continuing operations per share - diluted (2.95) $ (3.31) $ 0.36 $ Weighted average shares outstanding - diluted* 44.4 44.4 45.4 * The As Reported share count does not include diliutive shares due to the anti-dilutive impact of including them on a reported net loss.Please see Exhibit E for description of adjustments

Exhibit B Fourth Quarter YTD 2009 Results (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 516.9 $ - $ 516.9 $ Cost of goods sold 321.1 - 321.1 Business interruption insurance recovery - - - Gross profit 195.8 - 195.8 Selling, general and administrative expenses 100.4 3.7 a 96.7 Business restructuring 21.3 21.3 b - Goodwill impairment 131.5 131.5 c - Operating income (loss) (57.4) (156.5) 99.1 Other (income) expense: Interest expense, net 57.1 - 57.1 Foreign currency and other (0.7) - (0.7) 56.4 - 56.4 Income (loss) from continuing operations before income taxes (113.8) (156.5) 42.7 Income taxes 3.5 (6.5) f 10.0 Income (loss) from continuing operations (117.3) $ (150.0) $ 32.7 $ Income (loss) from continuing operations per share - diluted (2.64) $ (3.38) $ 0.72 $ Weighted average shares outstanding - diluted* 44.4 44.4 45.2 * The As Reported share count does not include diliutive shares due to the anti-dilutive impact of including them on a reported net loss. Please see Exhibit E for description of adjustments

Exhibit C Fourth Quarter 2008 Results (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 145.6 $ - $ 145.6 $ Cost of goods sold 93.3 0.8 d 92.5 Business interruption insurance recovery - - - Gross profit 52.3 (0.8) 53.1 Selling, general and administrative expenses 27.0 0.8 a 26.2 Business restructuring 59.9 59.9 b - Operating income (loss) (34.6) (61.5) 26.9 Other (income) expense: Interest expense, net 14.1 - 14.1 Foreign currency and other (1.2) - (1.2) 12.9 - 12.9 Income (loss) from continuing operations before income taxes (47.5) (61.5) 14.0 Income taxes (3.1) (7.2) f 4.1 Income (loss) from continuing operations (44.4) $ (54.3) $ 9.9 $ Income (loss) from continuing operations per share - diluted (1.00) $ (1.22) $ 0.22 $ Weighted average shares outstanding - diluted* 44.4 44.4 44.5 * The As Reported share count does not include diliutive shares due to the anti-dilutive impact of including them on a reported net loss. Please see Exhibit E for description of adjustments

Exhibit D Fourth Quarter YTD 2008 Results (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 610.5 $ - $ 610.5 $ Cost of goods sold 397.2 7.4 d,e 389.8 Business interruption insurance recovery (2.4) - (2.4) Gross profit 215.7 (7.4) 223.1 Selling, general and administrative expenses 108.3 1.2 a 107.1 Business restructuring 59.9 59.9 b - Operating income 47.5 (68.5) 116.0 Other (income) expense: Interest expense, net 60.7 - 60.7 Foreign currency and other (2.4) - (2.4) 58.3 - 58.3 Income (loss) from continuing operations before income taxes (10.8) (68.5) 57.7 Income taxes 6.8 (9.6) f,g 16.4 Income (loss) from continuing operations (17.6) $ (58.9) $ 41.3 $ Income (loss) from continuing operations per share - diluted (0.41) $ (1.38) $ 0.96 $ Weighted average shares outstanding - diluted* 42.8 42.8 43.1 * The As Reported share count does not include diliutive shares due to the anti-dilutive impact of including them on a reported net loss. Please see Exhibit E for description of adjustments

Exhibit E Description of adjustments a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. b Charges associated with the 2008 and 2009 business restructuring plans. c Goodwill impairment for Lead-Acid reporting unit. d Costs related to the strike at our Owensboro, KY facility. e In connection with the application of purchase accounting for the Microporous acquisition, inventory was written up to fair value. This adjustment represents the amount of the purchase accounting adjustment for inventory that was sold during the period. f Impact of above items (items a-e) on provision for income taxes. g Non-cash income tax consequence of repatriating funds for the Microporous acquisition. Note - All the above adjustments relate to the Company's Energy Storage segment.

Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income From Continuing Operations Before Income Taxes (unaudited, in millions) Three Months Three Months Fiscal Year Fiscal Year Ended Ended Ended Ended January 2, 2010 January 3, 2009 January 2, 2010 January 3, 2009 Operating income: Energy storage 26.1 $ 20.1 $ 70.2 $ 89.7 $ Separations media 6.7 7.0 31.1 27.3 Corporate (0.6) (0.2) (2.2) (1.0) Total segment operating income 32.2 26.9 99.1 116.0 Inventory purchase accounting adjustment - - - 0.7 Business restructuring 20.6 59.9 21.3 59.9 Goodwill impairment 131.5 - 131.5 - Costs related to the FTC litigation 0.2 0.8 3.7 1.2 Costs related to the strike at our Owensboro, KY facility - 0.8 - 6.7 Total operating income (loss) (120.1) (34.6) (57.4) 47.5 Reconciling items: Interest expense 14.1 14.1 57.1 60.7 Foreign currency and other (2.1) (1.2) (0.7) (2.4) Loss from continuing operations before income taxes (132.1) $ (47.5) $ (113.8) $ (10.8)